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EXHIBIT 10.11.5

INTERNATIONAL EMPLOYEE STOCK PURCHASE PLAN ("IESPP")
ENROLLMENT/CHANGE FORM

	Action		Complete Sections
SECTION 1: ACTION	/ /	New Enrollment	2, 3, 6, 7	and sign attached Stock Purchase Agreement
	/ /	Payroll Deduction Change	2, 4 & 7
	/ /	Terminate Payroll Deductions	2, 5 & 7
	/ /	Beneficiary Change	2, 6 & 7

SECTION 2 PERSONAL DATA	Name
	Last	First	MI	Branch Location
	Home or Mailing Address:	Street

	City	State		Zip Code
	Social Security #	/ / / / / /-/ / / /-/ / / / / / / /

SECTION 3: NEW ENROLLMENT	Effective with the Purchase Period Beginning:	Payroll Deduction Amount % of cash earnings*
* Must be a multiple of 1% up to a maximum of 10% of cash earnings

SECTION 4: PAYROLL DEDUCTION CHANGE	Effective with the Pay Period Beginning:	Month, Day and Year	I authorize the following new level of payroll deduction: % of cash earnings*
* Must be a multiple of 1% up to a maximum of 10% of cash earnings

NOTE: You may reduce your rate of payroll deductions once per purchase period to become effective as soon as possible following the filing of the change form. You may also increase your rate of payroll deductions to become effective as of the start date of the next purchase period.

SECTION 5: TERMINATE PAYROLL DEDUCTIONS	Effective with the Pay Period Beginning:	Month, Day and Year	Your election to terminate your payroll deductions for the balance of the purchase period cannot be changed, and you may not rejoin the same purchase period at a later date. You will only be able to resume participation in the IESPP at the beginning of the next purchase period.

In connection with my voluntary termination of payroll deductions (or an approved leave of absence), I elect the following action regarding my IESPP payroll deductions to date in the current purchase period:
/ / Purchase shares of Westaff, Inc., at end of the period
OR
/ / Refund IESPP payroll deductions collected
NOTE:
If your employment terminates for any reason or your eligibility status changes (<20 hrs/wk or <5 months/yr), you will immediately cease to participate in the IESPP and your IESPP payroll deductions collected in that purchase period will automatically be refunded to you.

SECTION 6: BENEFICIARY INFORMATION	Beneficiary(ies) Name	Address	Relationship of Beneficiary (ies)

SECTION 7: SIGNATURE
	Signature of Employee	Date

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INTERNATIONAL EMPLOYEE STOCK PURCHASE PLAN ("IESPP") ENROLLMENT/CHANGE FORM